UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2023

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common	RBCAA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

Following an assessment and review of several accounting firms undertaken by Republic Bancorp, Inc. (the “Company”), at a meeting held on December 1, 2023, the Audit Committee (the “Committee”) of the Board of Directors of the Company approved the appointment of FORVIS, LLP (“FORVIS”) as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024, subject to execution of an engagement letter. As a result of the same process, the Committee approved the dismissal of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm, effective upon completion of Crowe’s audit of the consolidated financial statements of the Company and filing of the Company’s Form 10-K for the fiscal year ended December 31, 2023. Upon completion of Crowe’s services, the Company will file an amendment to this Current Report on Form 8-K with the specific date of dismissal and an update to the disclosures required by Item 304(a) of Regulation S-K through that date.

Crowe’s report on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and subsequent interim periods through the date of this report, there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the matter in connection with its report. There were no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K that occurred within the years ended December 31, 2022 and 2021, and subsequent interim periods through the date of this report, except for the material weaknesses in the Company’s internal control over financial reporting, as previously reported in Part II, Item 9A, “Controls and Procedures,” in the Company’s annual report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2023, and in Part I, Item 4, “Controls and Procedures,” in the Company’s quarterly report on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, respectively, filed with the SEC on May 5, 2023, August 4, 2023, and November 3, 2023, respectively, in each case related to:

(i)	the Company did not maintain effective controls over the initial implementation of new products offered through third parties within Republic Processing Group. Specifically, Management identified that a Republic Credit Solutions (“RCS”) product’s contractual terms were not sufficiently communicated internally, and the controls were not designed to identify and test all relevant transactional data posting to the Company’s financial statements for the product;

(ii)	the Company did not maintain effective controls over the information and communication as it relates to the reconciliation function. Specifically, the controls were not precisely designed to identify, communicate, resolve, and timely escalate reconciliation issues to the appropriate levels within the organization; and

(iii)	the Company did not design and maintain effective controls over the financial analysis of RCS products’ yields. Specifically, the Company reviewed the weighted average yield of all RCS products on a segment basis rather than an individual product basis. The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with Crowe, and has authorized Crowe to respond fully to the inquiries of FORVIS concerning such material weaknesses.

The Company has provided Crowe with a copy of the disclosures it is making in this report and requested that Crowe furnish a letter addressed to the SEC stating whether Crowe agrees with the statements made herein and, if it does not agree, the respects in which it does not agree, in accordance with Item 304(a)(3) of Regulation S-K. A copy of Crowe’s letter, dated December 5, 2023, is filed as Exhibit 16.1 to this report.

(b) Appointment of New Independent Registered Public Accounting Firm.

On December 1, 2023, the Company approved the appointment of FORVIS as its independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to execution of an engagement letter. During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim periods through the date of this report, neither the Company nor anyone acting on its behalf has consulted with FORVIS regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company by FORVIS, or oral advice was provided that FORVIS concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. Exhibit No.

	16.1	Letter from Crowe LLP to the U.S. Securities and Exchange Commission, dated December 5, 2023
	104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: December 5, 2023	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

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